SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                        ----------------


                            FORM 8-K

                         CURRENT REPORT


             Pursuant to Section 13 or 15 (d) of the
                 Securities Exchange Act of 1934



Date of Report
(Date of earliest event reported):           March 2, 1999
                                             -------------



                  INSITUFORM TECHNOLOGIES, INC.
      ----------------------------------------------------
     (Exact name of registrant as specified in its charter)


    Delaware                 0-10786              13-3032158
------------------         ------------         --------------
 (State or other           (Commission          (IRS Employer
 jurisdiction of           File Number)       Identification No.)
 incorporation)


702 Spirit 40 Park Drive, Chesterfield, Missouri         63005
----------------------------------------------------------------
(Address of principal executive offices)              (Zip Code)


Registrant's telephone number,
including area code                               (314) 530-8000
                                                  --------------

Item 5.   Other Events.
          -------------

           On March 2, 1999, the Registrant announced that it had sent a further letter to the Chairman of the Board of Insituform East, Inc. ("East"), requesting a response to the Registrant's earlier offer of February 16, 1999, to acquire East through a negotiated merger transaction in which East's shareholders would receive $2.50 in cash for each share of outstanding common stock and Class B common stock. For further information with respect thereto, reference is hereby made to the Registrant's press release issued March 2, 1999 annexed to this Current Report as Exhibit 99, the text of which is hereby incorporated by reference.



Item 7.   Financial Statements and Exhibits.
          -----------------------------------

          (c)  Exhibits.

          The exhibit filed as part of this Current Report on Form 8-K is listed in the attached Index to Exhibits.

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            INSITUFORM TECHNOLOGIES, INC.

                            By s/Anthony W. Hooper
                              ------------------------------
                              Anthony W. Hooper
                              President

Dated: March 2, 1999

                        INDEX TO EXHIBITS

Exhibit        Description
-------        -----------

99             Press Release of the Registrant issued March 2,
               1999